Prospectus Supplement	February 2, 2018

Putnam U.S. Government Income Trust
Prospectuses dated January 30, 2018

The information in the Summary Prospectus Supplement and Prospectus Supplement dated January 31, 2018, is further supplemented to provide that on or about April 19, 2018 the portfolio managers for the fund will be Michael Salm, Brett Kozlowski and Jatin Misra.

Shareholders should retain this Supplement for future reference.

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